SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                       -----------------------------------



                                    FORM 8-K


                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of report(Date of earliest event reported):March 3, 1998(February 6, 1998)


                           ESSEX PROPERTY TRUST, INC.
                          (Exact name of Registrant as
                            Specified in its Charter)

                                    Maryland
                          (State or Other Jurisdiction
                                of Incorporation)

                                     1-13106
                            (Commission File Number)

                                   77-0369576
                        (IRS Employer Identification No.)


                              777 California Avenue
                               Palo Alto, CA 94304
                                 (650) 494-3700
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

Item 5.  OTHER EVENTS.

         On February 6, 1998, Essex Portfolio, L.P., a California limited partnership (the "Operating Partnership"), as to which Essex Property Trust, Inc., a Maryland corporation (the "Company") is the general partner, completed the private placement of 1,200,000 units of 7.875% Series B Preferred Limited Partnership Units (the "Series B Preferred Units"), representing a limited partnership interest in the Operating Partnership, to an institutional investor in return for a contribution to the Operating Partnership of $60 million. The Series B Preferred Units will become exchangeable, on a one for one basis, in whole or in part at any time on or after the tenth anniversary of the date of this private placement (or earlier under certain circumstances) for shares of the Company's 7.875% Series B Cumulative Redeemable Preferred Stock, par value $.0001 per share (the "Series B Preferred Stock"). Pursuant to the terms of a registration rights agreement, entered into in connection with this private placement, the holders of Series B Preferred Stock will have certain rights to cause the Company to register such shares of Series B Preferred Stock. On February 10, 1998, the Company filed Articles Supplementary reclassifying 2,000,000 shares of its Common Stock, par value $.0001 per share, as 2,000,000 shares of Series B Preferred Stock and setting forth the rights, preferences and privileges of the Series B Preferred Stock.

         The Operating Partnership plans to use the proceeds from this private placement to repay indebtedness, to fund acquisition and development activities and for general partnership purposes.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ESSEX PROPERTY, INC.



March 3, 1998                 By:  /s/ Mark J. Mikl
                              ----------------------------
                                   Mark J. Mikl
                                   Controller

                                  EXHIBIT INDEX




      Exhibit                                Description
-------------           ------------------------------------------------------
        3.1             Articles Supplementary reclassifying 2,000,000 shares of
                        Common Stock as 2,000,000 shares of 7.875% Series B
                        Cumulative Redeemable Preferred Stock, filed with the
                        State Department of Assessments and Taxation of Maryland on February 10, 1998.

       10.1 First Amendment to First Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., dated February 6,1998.

                                                                     Exhibit 3.1

                           ESSEX PROPERTY TRUST, INC.

                             ARTICLES SUPPLEMENTARY
                 Reclassifying 2,000,000 shares of Common Stock
                             as 2,000,000 shares of
              7.875% SERIES B CUMULATIVE REDEEMABLE PREFERRED STOCK

                  Essex Property Trust, Inc., a corporation organized and existing under the laws of Maryland (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

                  FIRST: Pursuant to authority conferred upon the Board of Directors of the Corporation by Article FIFTH of its Charter (the "Charter") in accordance with Section 2-105 of the Maryland General Corporation Law (the "MGCL"), the Board of Directors of the Corporation, at a meeting held on January 29, 1998, duly adopted a resolution reclassifying 2,000,000 authorized but unissued shares of Common Stock (par value $.0001 per share) as Preferred Stock (par value $.0001 per share), designating such newly reclassified Preferred Stock as Series B Cumulative Redeemable Preferred Stock, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as set forth below and authorizing the issuance of such series of Preferred Stock as set forth below. Upon any restatement of the Charter, Sections 1 through 9 of Article THIRD shall become subsection (f) of Article FIFTH of the Charter.

                  SECOND: The reclassification increases the number of shares classified as 7.875% Series B Cumulative Redeemable Preferred Stock from no shares immediately prior to the reclassification to 2,000,000 shares immediately after the reclassification. The reclassification decreases the number of shares classified as Common Stock (par value $.0001 per share) from 668,400,000 shares immediately prior to the reclassification to 666,400,000 shares immediately after the reclassification.

                  THIRD: Subject in all cases to the provisions of Article EIGHTH of the Charter of the Corporation with respect to Excess Stock, the following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of 7.875% Series B Cumulative Redeemable Preferred Stock of the Corporation:

              7.875% Series B Cumulative Redeemable Preferred Stock

                  Section 1.   Designation and Amount.

                  Of the 668,400,000 authorized shares of Common Stock, 2,000,000 shares are reclassified and designated "7.875% Series B Cumulative Redeemable Preferred Stock (par value $.0001 per share)" (the "Series B Preferred Stock").

                  Section 2. Rank. The Series B Preferred Stock will, with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Corporation, or both, rank senior to all classes or series of Common Stock (as defined in the Charter) and to all classes or series of equity securities of the Corporation now or hereafter authorized, issued or outstanding, other than the 8.75% Convertible Preferred Stock, Series 1996A (the "Series A Preferred Stock") with which it shall be on a parity and any other class or series of equity securities of the Corporation expressly designated as ranking on a parity with or senior to the Series B Preferred Stock as to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Corporation, or both. For purposes of these terms of the Series B Preferred Stock, the term "Parity Preferred Stock" shall be used to refer to the Series A Preferred Stock and any other class or series of equity securities of the Corporation now or hereafter authorized, issued or outstanding expressly designated by the Corporation to rank on a parity with Series B Preferred Stock with respect to distributions or rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Corporation, or both, as the context may require.

                  Section 3.   Distributions.

                  (a) Payment of Distributions. Subject to the rights of holders of Parity Preferred Stock as to the payment of distributions, holders of Series B Preferred Stock will be entitled to receive, when, as and if declared by the Corporation, out of funds legally available for the payment of distributions, cumulative preferential cash distributions at the rate per annum of 7.875% of the $50.00 liquidation preference per share of Series B Preferred Stock. Such distributions shall be cumulative, shall accrue from the original date of issuance and will be payable quarterly in arrears, on or before the 15th of February, May, August and November of each year (each a "Preferred Stock Distribution Payment Date"), commencing in each case on the first Preferred Stock Distribution Payment Date after the original date of issuance. The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed on the basis of the actual number of days elapsed in such a 30-day month. If any date on which distributions are to be made on the Series B Preferred Stock is not a Business Day (as defined herein), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series B Preferred Stock will be made to the holders of record of the Series B Preferred Stock on the relevant record dates, which, unless otherwise provided by the Corporation with respect to any distribution, will be 15 Business Days prior to the relevant Preferred Stock Distribution Payment Date (each a "Distribution Record Date"). Notwithstanding anything to the contrary set forth herein, each share of Series B Preferred Stock shall also continue to accrue all accrued and unpaid distributions to the exchange date on any Series B Preferred Unit (as defined in the First Amendment to First Amended and Restated Agreement of Limited Partnership of Essex Portfolio, L.P., dated as of February 6, 1998 (the "First Amendment")) validly exchanged into such share of Series B Preferred Stock in accordance with the provisions of such First Amendment.

                  The term "Business Day" shall mean each day, other than a Saturday or a Sunday, which is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

                  (b) Limitations on Distributions. No distributions on the Series B Preferred Stock shall be declared or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, payment or setting apart for payment shall be restricted or prohibited by law.

                  (c) Distributions Cumulative. Notwithstanding the foregoing, distributions on the Series B Preferred Stock will accrue whether or not the terms and provisions set forth in Section 3(b) hereof at any time prohibit the current payment of distributions, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series B Preferred Stock will accumulate as of the Preferred Stock Distribution Payment Date on which they first become payable. Accumulated and unpaid distributions will not bear interest.

                  (d) Priority as to Distributions.

                    (i) So long as any Series B Preferred  Stock is outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of Common Stock or any class or series of other stock of the Corporation ranking junior as to the payment of distributions to the Series B Preferred Stock (such Common Stock or other junior stock, collectively, "Junior Stock"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series B Preferred Stock, any Parity Preferred Stock with respect to distributions or any Junior Stock, unless, in each case, all distributions accumulated on all Series B Preferred Stock and all classes and series of outstanding Parity Preferred Stock as to payment of distributions have been paid in full. The foregoing sentence will not prohibit (i) distributions payable solely in Junior Stock, (ii) the conversion of Junior Stock or Parity Preferred Stock into stock of the Corporation ranking junior to the Series B Preferred Stock as to distributions, (iii) the redemption, purchase or other acquisition of Junior Stock made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the Corporation or any subsidiary of the Corporation, and (iv) purchase by the Corporation of such Series B Preferred Stock, Parity Preferred Stock with respect to distributions or Junior Stock pursuant to Article EIGHTH of the Charter to the extent required to preserve the Corporation's status as a real estate investment trust.

                    (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series B Preferred Stock, all distributions authorized and declared on the Series B Preferred Stock and all classes or series of outstanding Parity Preferred Stock with respect to distributions shall be authorized and declared so that the amount of distributions authorized and declared per share of Series B Preferred Stock and such other classes or series of Parity
               Preferred Stock shall in all cases bear to each other the same ratio that accrued distributions per share on the Series B Preferred Stock and such other classes or series of Parity
               Preferred Stock (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Stock do not have cumulative distribution rights) bear to each other.

                  (e) No Further Rights. Holders of Series B Preferred Stock shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                  Section 4.   Liquidation Preference.

                  (a) Payment of Liquidating Distributions. Subject to the rights of holders of Parity Preferred Stock with respect to rights upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution or the proceeds thereof, after payment or provision for debts and other liabilities of the Corporation, but before any payment or distributions of the assets shall be made to holders of Common Stock or any other class or series of shares of the Corporation that ranks junior to the Series B Preferred Stock as to rights upon liquidation, dissolution or winding-up of the Corporation, an amount equal to the sum of (i) a liquidation preference of $50 per share of Series B Preferred Stock, and (ii) an amount equal to any accumulated and unpaid distributions thereon to the date of payment. In the event that, upon such voluntary or involuntary liquidation, dissolution or winding-up, there are insufficient assets to permit full payment of liquidating distributions to the holders of Series B Preferred Stock and any Parity Preferred Stock as to rights upon liquidation, dissolution or winding-up of the Corporation, all payments of liquidating distributions on the Series B Preferred Stock and such Parity Preferred Stock shall be made so that the payments on the Series B Preferred Stock and such Parity Preferred Stock shall in all cases bear to each other the same ratio that the respective rights of the Series B Preferred Stock and such other Parity Preferred Stock (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Parity Preferred Stock do not have cumulative distribution rights) upon liquidation, dissolution or winding-up of the Corporation bear to each other.

                  (b) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax and (ii) by first class mail, postage pre-paid, not less than 30 and not more that 60 days prior to the payment date stated therein, to each record holder of the Series B Preferred Stock at the respective addresses of such holders as the same shall appear on the share transfer records of the Corporation.

                  (c) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Stock will have no right or claim to any of the remaining assets of the Corporation.

                  (d) Consolidation, Merger or Certain Other Transactions. The consolidation or merger or other business combination of the Corporation with or into any corporation, trust or other entity (or of any corporation, trust or other entity with or into the Corporation), or the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of shall not be deemed to constitute a liquidation, dissolution or winding-up of the Corporation.

                  Section 5.   Optional Redemption.

                  (a) Right of Optional Redemption. The Series B Preferred Stock may not be redeemed prior to February 6, 2003. On or after such date, subject to the terms and conditions of any Parity Preferred Stock, the Corporation shall have the right to redeem the Series B Preferred Stock, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice, at a redemption price, payable in cash, equal to $50 per share of Series B Preferred Stock plus accumulated and unpaid distributions to the date of redemption. If fewer than all of the outstanding shares of Series B Preferred Stock are to be redeemed, the shares of Series B Preferred Stock to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units). Further, in order to ensure that the Corporation remains a qualified real estate investment trust for federal income tax purposes, the Series B Preferred Stock will also be subject to the provisions of Article EIGHTH of the Charter pursuant to which Series B Preferred Stock owned by a stockholder in excess of the Ownership Limit (as defined in the Charter) will be automatically transferred to a Trust (as defined in the Charter) and the Corporation shall have the right to purchase such shares, as provided in Article EIGHTH of the Charter.

                  (b) Limitation on Redemption.

                    (i) The  redemption  price of the Series B  Preferred  Stock
               (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the Corporation and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock of the Corporation and units of partnership interest of Essex Portfolio, L.P., as to which the Corporation is the general partner), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                    (ii) The  Corporation  may not redeem  fewer than all of the outstanding shares of Series B Preferred Stock unless all accumulated and unpaid distributions have been paid on all Series B Preferred Stock for all quarterly distribution periods terminating on or prior to the date of redemption; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Series B Preferred Stock or Parity Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series B Preferred Stock or Parity Preferred Stock, as the case may be.

                  (c) Rights to Distributions on Stock Called for Redemption. Immediately prior to any redemption of Series B Preferred Stock, the Corporation shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a Distribution Record Date and prior to the corresponding Preferred Stock Distribution Payment Date, in which case each holder of Series B Preferred Stock at the close of business on such Distribution Record Date shall be entitled to the distributions payable on such shares on the corresponding Distribution Payment Date notwithstanding the redemption of such shares before the Distribution Payment Date.

                  (d) Procedures for Redemption.

                    (i) Notice of redemption will be (i) faxed,  and (ii) mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series B Preferred Stock to be redeemed at their respective addresses as they appear on the transfer records of the Corporation. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series B Preferred Stock except as to the holder to whom such notice was defective or not given. In addition to any information required by law or by the applicable rules of any exchange upon which the Series B Preferred Stock may be listed or admitted to trading, each such notice shall state:
               (i) the redemption date, (ii) the redemption price, (iii) the number of shares of Series B Preferred Stock to be redeemed, (iv) the place or places where such shares of Series B Preferred Stock are to be surrendered for payment of the redemption price, (v) that distributions on the Series B Preferred Stock to be redeemed will cease to accumulate on such redemption date and (vi) that payment of the redemption price and any accumulated and unpaid distributions will be made upon presentation and surrender of such Series B Preferred Stock. If fewer than all of the shares of Series B Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series B Preferred Stock held by such holder to be redeemed.

                    (ii) If the  Corporation  gives a notice  of  redemption  in respect of Series B Preferred Stock (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Corporation will deposit irrevocably in trust for the benefit of the Series B Preferred Stock being redeemed funds sufficient to pay the applicable redemption price, plus any accumulated and unpaid distributions, if any, on such shares to the date fixed for redemption, without interest, and will give irrevocable instructions and authority to pay such redemption price and any accumulated and unpaid distributions, if any, on such shares to the holders of the Series B Preferred Stock upon surrender of the Series B Preferred Stock by such holders at the place designated in the notice of redemption. On and after the date of redemption, distributions will cease to accumulate on the Series B Preferred Stock or portions thereof called for redemption, unless the Corporation defaults in the payment thereof. If any date fixed for redemption of Series B Preferred Stock is not a Business Day, then payment of the redemption price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price or any accumulated or unpaid distributions in respect of the Series B Preferred Stock is improperly withheld or refused and not paid by the Corporation, distributions on such Series B Preferred Stock will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable redemption price and any accumulated and unpaid distributions.

                  (e) Status of Redeemed Stock. Any Series B Preferred Stock that shall at any time have been redeemed shall after such redemption have the status of authorized but unissued Preferred Stock, without designation as to class or series, until such shares are once more designated as part of a particular class or series by the Board.

                  Section 6.   Voting Rights.

                  (a) General. Holders of the Series B Preferred Stock will not have any voting rights, except as set forth below.

                  (b)   Right  to  Elect   Directors.   If  at  any  time   full
distributions shall not have been made on any Series B Preferred Stock with respect to any six (6) prior quarterly distribution periods, whether or not consecutive, (a "Preferred Distribution Default"), such that distributions for such six (6) distribution periods have not been fully paid and are outstanding in whole or in part at the same time, the holders of such Series B Preferred Stock, voting together as a single class with the holders of each class or series of Parity Preferred Stock upon which like voting rights have been conferred and are exercisable (other than holders of Parity Preferred Stock who are deemed to be "affiliates" of the Corporation as such term is defined in Rule 144 of the General Rules and Regulations Under the Securities Act of 1933), will have the right to elect two additional directors to serve on the Corporation's Board (the "Preferred Stock Directors"), which shall be in addition to the rights of holders of Series A Preferred Stock to elect directors pursuant to the articles supplementary pertaining to the Series A Preferred Stock, at a special meeting called by the holders of record of at least 10% of the outstanding shares of Series B Preferred Stock or any such class or series of Parity Preferred Stock or at the next annual meeting of stockholders, and at each subsequent annual meeting of stockholders or special meeting held in place thereof, until all such distributions in arrears and distributions for the current quarterly period on the Series B Preferred Stock and each such class or series of Parity Preferred Stock have been paid in full. If and when all accumulated distributions and the distribution for the current distribution period on the Series B Preferred Stock shall have been paid in full or set aside for payment in full, the holders of the Series B Preferred Stock shall be divested of the voting rights set forth in Section 6(b) herein (subject to revesting in the event of each and every Preferred Distribution Default) and, if all distributions in arrears and the distributions for the current distribution period have been paid in full or set aside for payment in full on all other classes or series of Parity Preferred Stock upon which like voting rights have been conferred and are exercisable, the term and office of each Preferred Stock Director so elected shall immediately terminate. Any Preferred Stock Director may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of record of a majority of the outstanding Series B Preferred Stock when they have the voting rights set forth in Section 6(b) (voting separately as a single class with all other classes or series of Parity Preferred Stock upon which like voting rights have been conferred and are exercisable). So long as a Preferred Distribution Default shall continue, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding Series B Preferred Stock when they have the voting rights set forth in Section 6(b) (voting separately as a single class with all other classes or series of Parity Preferred Stock upon which like voting rights have been conferred and are exercisable). The Preferred Stock Directors shall each be entitled to one vote per director on any matter.

                  (c) Certain Voting Rights. (i) While any shares of the Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of at least two-thirds (2/3) of the Series B Preferred Stock outstanding at the time (i) authorize or create, or increase the authorized or issued amount of, any class or series of shares ranking prior to the Series B Preferred Stock with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any authorized shares of the Corporation into any such shares, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such shares, (ii) either amend, alter or repeal the provisions of the Corporation's Charter (including these Articles Supplementary) or Bylaws, that would materially and adversely affect the preferences, other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, or terms and conditions of redemption, of any outstanding shares of the Series B Preferred Stock; provided that any increase in the amount of authorized Preferred Stock or the creation or issuance of any other class or series of Preferred Stock, or any increase in an amount of authorized shares of each class or series, in each case ranking junior or on a parity to the Series B Preferred Stock with respect to payment of distributions or the distribution of assets upon liquidation, dissolution or winding-up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers. While any shares of the Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of at least two-thirds (2/3) of the Series B Preferred Stock outstanding at the time consolidate, amalgamate, merge with or into, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity, unless
(a) the Corporation is the surviving entity and the shares of the Series B Preferred Stock remain outstanding with the terms thereof unchanged, (b) the resulting, surviving or transferee entity is a corporation or other entity organized under the laws of any state and substitutes for the Series B Preferred Stock other preferred stock having substantially the same terms and same rights as the Series B Preferred Stock, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, or (c) such merger, consolidation, amalgamation or asset transfer does not adversely affect the powers, special rights, preferences and privileges of the holders of the Series A Preferred Stock in any material respect. However, the Corporation may create additional classes of Parity Preferred Stock and Junior Stock, increase the authorized number of shares of Parity Preferred Stock and Junior Stock and issue additional series of Parity Preferred Stock and Junior Stock without the consent of any holder of Series B Preferred Stock.

                    Section 7. Transfer Restrictions. The Series B Preferred Stock shall be subject to the provisions of Article EIGHTH of the Charter.

                    Section 8. No Conversion Rights. The holders of the Series B
               Preferred Stock shall not have any rights to convert such shares into shares of any other class or series of stock, or into any other securities of, or interest in, the Corporation,

                    Section  9. No  Sinking  Fund.  No  sinking  fund  shall  be
               established   for  the  retirement  or  redemption  of  Series  B
               Preferred Stock.

     FOURTH: The Series B Preferred Stock have been classified and designated by the Board under the authority contained in the Charter.

     FIFTH: These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

     SIXTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                  IN WITNESS WHEREOF, these Articles Supplementary are executed on behalf of the Corporation by its President and attested by its Assistant Secretary this 3rd day of March, 1998.



                           ESSEX PROPERTY TRUST, INC.



                           By: /s/ Keith R. Guericke
                           -------------------------
                              Keith R. Guericke
                              President






Attest:



/s/ Michael J. Schall
---------------------
Michael J. Schall
Executive Vice President,
Chief Financial Officer and
Assistant Secretary


         THE UNDERSIGNED, President of ESSEX PROPERTY TRUST, INC., who executed on behalf of the Corporation, the Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                By:/s/ Keith R. Guericke
                                ------------------------
                                   Keith R. Guericke
         `                         President

                                                            Exhibit 10.1

                               FIRST AMENDMENT TO

                           FIRST AMENDED AND RESTATED

                       AGREEMENT OF LIMITED PARTNERSHIP OF

                              ESSEX PORTFOLIO, L.P.

                          Dated as of February 6, 1998

         This First Amendment to the First Amended and Restated Agreement of Limited Partnership of Essex Portolio, L.P. (the "Partnership Agreement"), dated as of the date shown above (the "Amendment"), is executed by Essex Property Trust, Inc. a Maryland Corporation (the "Company"), as the General Partner and on behalf of the existing Limited Partners of Essex Portfolio, L.P. (the "Partnership") and Belair Capital Fund LLC, a Massachusetts limited liability company (the Contributor").

                                    RECITALS


         WHEREAS, the Partnership was formed pursuant to the Partnership Agreement, which has been amended and restated as of September 30, 1997;


         WHEREAS, on the date hereof, Contributor has made a Capital Contribution of $60,000,000.00, in cash, to the Partnership in exchange for which Contributor is entitled to receive an aggregate of 1,200,000 of 7.875% Series B Cumulative Redeemable Preferred Units of limited partnership interests in the Partnership with rights, preferences, exchange and other rights, voting powers and restrictions, limitations as to distributions, qualifications and terms and conditions as set forth herein (the "Series B Preferred Units");

         WHEREAS, pursuant to the authority granted to the General Partner under the Partnership Agreement, the General Partner desires to amend the Partnership Agreement to reflect (i) the issuance of the Series B Preferred Units, (ii) the admission of the Contributor as an Additional Limited Partner and holder of a certain number of Series B Preferred Units and (iii) certain other matters described herein;

         WHEREAS, Contributor desires to become a party to the Partnership Agreement as a Limited Partner and to be bound by all terms, conditions and other provisions of this Amendment and the Partnership Agreement.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:



     1. Definitions. Capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Partnership Agreement.

     2. Admission of Contributor. Contributor is hereby admitted as an Additional Limited Partner in accordance with Section 4.6 of the Partnership Agreement holding such number of Series B Preferred Units as is set forth on Exhibit A, as amended. Contributor hereby agrees to become a party to the Partnership Agreement as a Limited Partner and to be bound by all the terms, conditions and other provisions of the Partnership Agreement, as amended by this Amendment. Pursuant to Section 4.6(b) of the Partnership Agreement, the General Partner hereby consents to the admission of Contributor as an Additional Limited Partner of the Partnership. The admission of Contributor shall become effective as of the date of this Amendment, which shall also be the date on which the name of Contributor is recorded on the books and records of the Partnership.

     3. Percentage Interest. Section 1.1 of the Partnership Agreement is hereby amended to delete the definition of "Percentage Interest" in its entirety and the following definition of "Percentage Interest" is hereby substituted in its place:

                  "Percentage Interest" shall mean, with respect to any Partner other than holders of Series B Preferred Units, the undivided percentage ownership interest of such Partner in the Partnership, as determined by dividing the number of Partnership Units owned by such Partner by the total number of Partnership Units then outstanding (excluding the Series A Preferred Interest, the Series B Preferred Interest and the Series B Partnership Units).

     4. Restatement of Exhibit A and Exhibit M. Exhibit A to the Partnership Agreement is amended and restated by replacing such Exhibit A with Exhibit A attached to this Amendment. Exhibit M to the Partnership Agreement is amended and restated by replacing such Exhibit M with Exhibit M attached to this Amendment.

     5. Preferred Interest. Section 1.1 of the Partnership Agreement is hereby amended to delete the definition of "Preferred Interest" in its entirety and the following definitions of "Series A Preferred Interest" and "Series B Preferred Interest" are hereby inserted after the definition of "Securities Act" and before the definition of "Series A Preferred Stock," and all references in the Partnership Agreement to Preferred Interests are hereby deemed to be a reference to "Series A Preferred Interest."

                  "Series A Preferred Interest" shall mean the interest in the Partnership received by the General Partner in exchange for additional Capital Contributions made by the General Partner in connection with the issuance of shares of Series A Preferred Stock, as and when issued, which Series A Preferred Interest includes and shall include the right to receive preferential distributions and certain other rights as set forth in this Agreement.

                  "Series B Preferred Interest" shall mean the interest in the Partnership received by the General Partner in connection with the issuance of shares of Series B Preferred Stock, as and when issued, which Series B Preferred Interest includes and shall include the right to receive preferential distributions and certain other rights as set forth in this Agreement.

     6. Series B Preferred Stock. Section 1.1 of the Partnership Agreement is hereby amended to include the following definitions of "Series B Preferred
Stock" and "Series B Preferred Units" which are hereby inserted after the definition of "Series A Preferred Stock" and before the definition of "Stock Incentive Plans":

                  "Series B Preferred Stock" shall mean the preferred stock of the General Partner described in Article FIRST of the Articles Supplementary reclassifying 2,000,000 shares of Common Stock as
         2,000,000 shares of 7 875% Series B Cumulative Redeemable Preferred Stock to be filed with the Department on or about February 10, 1998.

                  "Series B Preferred Units" shall mean the 7 875% Series B Cumulative Redeemable Preferred Units of limited partnership interests in the Partnership with rights, preferences, exchange and other rights, voting powers and restrictions, limitations as to distributions, qualifications and terms and conditions as set forth in Exhibit N.

     7. Distributions. Section 6.2(a) of the Partnership Agreement is hereby deleted in its entirety, and the following is hereby substituted in the place thereof:

          (a) Distributions shall be made in accordance with the following order of priority:

                           (i) First, on a pro rata basis, (based upon the same ratio that accrued distributions per share of Series A Preferred Stock, Series B Preferred Stock and per unit of Series B Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such stock or units do not have cumulative distribution rights) bear to each other) (x) to the General Partner, on account of the Series A Preferred Interest and
         Series B Preferred Interest until the total amount of distributions made pursuant to this Section 6.2(a)(i)(x) equals the total amount of accrued but unpaid dividends (if any) payable with respect to the Series A Preferred Stock and the Series B Preferred Stock as of the date of such distribution; and (y) to the Limited Partners, holding Series B Preferred Units, on account of the Series B Preferred Units until the total amount of distributions made pursuant to this Section 6.2(a)(i)(y) equals the total amount of accrued but unpaid dividends (if any) payable with respect to the Series B Preferred Units, in accordance with Exhibit N of the Partnership Agreement, as of the date of such distribution.

          (ii) Next, to the Partners, pro rata in accordance with the Partners' then Percentage Interests.

                  Neither the Partnership nor the Limited Partners shall have any obligation to see that any funds distributed to the General Partner pursuant to subparagraph (a)(i) of this Section 6.2 are in turn used by the General Partner to pay dividends on the Series A Preferred Stock or the Series B Preferred Stock (or any other Preferred Stock) or that funds distributed to the General Partner pursuant to subparagraph
         (a)(ii) of this Section 6.2 are in turn used by the General Partner to pay dividends on the Common Stock or for any other purpose."

     8. Timing Requirements. Section 8.4 of the Partnership Agreement is hereby deleted in its entirety, and the following is hereby substituted in the place thereof:

                  "In the event that the Partnership is "liquidated"  within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations and a Liquidation Event has occurred, any and all distributions to the Partners pursuant to Section 8.3(d) hereof shall be made no later than the later to occur of (i) the last day of the taxable year of the Partnership in which such liquidation occurs or (ii) ninety (90) days after the date of such liquidation. If the Partnership is liquidated within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations and no Liquidating Event has occurred and is continuing, the Partnership property shall not be liquidated, the Partnership's debts and liabilities shall not be paid or discharged (except to the extent due and payable in the ordinary course) and the Partnership's affairs shall not be wound up. Instead, solely for federal income tax purposes, the Partnership shall be deemed to have contributed the Partnership property in-kind to a "new partnership," which shall be deemed to have taken the Partnership property subject to all debts and liabilities of the Partnership. Immediately thereafter, the Partnership shall be deemed to have been liquidated, distributing new partnership interests to the Partners, all in accordance with their respective Capital Accounts. The new partnership shall operate in accordance with this Agreement."

     9. Distributions in Kind. Section 8.5 of the Partnership Agreement is hereby amended by adding the following sentence to the end of such section:

                  "Notwithstanding the foregoing, the Liquidating Trustee shall not distribute to the holders of Series B Partnership Units, Series A Preferred Interest and Series B Preferred Interest Partnership assets other than cash."

     10. Exhibit E. Exhibit E to the Partnership Agreement is hereby deleted in its entirety, and the attached Exhibit E is hereby inserted in the place thereof.

     11. Exhibit N. The Partnership Agreement is hereby amended by adding a new exhibit, Exhibit N, a copy of which is attached hereto. Exhibit N is hereby inserted into the Partnership Agreement following Exhibit M.

     12. Continuing Effect of Partnership Agreement. Except as modified herein, the Partnership Agreement is hereby ratified and confirmed in its entirety and shall remain and continue in full force and effect, provided, however, that to the extent there shall be a conflict between the provisions of the Partnership Agreement and this Amendment the provisions in this Amendment will prevail. All references in any document to the Partnership Agreement shall mean the Partnership Agreement, as amended hereby.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by the other party. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other party within three (3) business days after execution.

         IN WITNESS WHEREOF, the General Partner and the Contributor have executed this Amendment as of the date indicated above.


               GENERAL   PARTNER
               ESSEX   PROPERTY   TRUST,   INC.,
               a Maryland Corporation as General Partner of Essex Portfolio, L.P. and on behalf of the existing Limited Partners


               By: /s/ Keith R. Guericke
               -------------------------
               Name: Keith R. Guericke
               Title: Chief Executive Officer & President


               CONTRIBUTOR:

               BELAIR CAPITAL FUND LLC
               By:  Eaton Vance Management, as its Manager

               By:/s/Stan R. Dynner
               --------------------
               Name: Stan R. Dynner
               Title:Vice President